UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

HERITAGE FINANCIAL GROUP

(Exact name of Registrant as specified in its charter)

United States	000-51305	45-0479535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

721 North Westover Boulevard, Albany, Georgia  31707
 (Address of principal executive offices)

(229) 420-0000
Registrant’s telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 19, 2010, the Company held its 2010 annual meeting of stockholders. As of March 26, 2010, the record date for the annual meeting, there were 10,399,260 shares of Common Stock outstanding and entitled to vote on each matter presented at the annual meeting. At the annual meeting, 10,075,535 or 96.9%, of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2010 to serve new three-year terms to expire in 2013 or until their respective successors are elected and qualified. All nominees were elected. The results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
J. Keith Land	9,709,779	7,808	357,948
Douglas J. McGinley	9,709,779	7,808	357,948
J. Lee Stanley	9,709,779	7,808	357,948
2.	Ratification of Mauldin & Jenkins, LLC as the independent registered public accounting firm for the Company for the year ending December 31, 2010:

For	10,074,685
Against	550
Abstain	300
Broker Non-Votes	--

ITEM 8.01. OTHER EVENTS

On May 24, 2010, HeritageBank of the South ("HeritageBank"), a wholly owned subsidiary of Heritage Financial Group, completed the previously announced Purchase and Assumption Agreement with The Park Avenue Bank ("Park Avenue"), a wholly owned subsidiary of PAB Bankshares, Inc., providing for Heritage's acquisition of five branches in Georgia.  These branches are located in Statesboro (2), Baxley, Hazlehurst, and Adel.  In the transaction, HeritageBank purchased approximately $52 million in loans, the real and personal property of the branches, and assumed approximately $75 million in non-certificate deposits, upon which a 1.5% deposit premium was paid. Additionally, HeritageBank assumed $22 million in certificates of deposit that mature within 45 days of the transaction's closing; no deposit premium was paid on these certificates of deposit.

On May 25, 2010, Heritage Financial Group issued a press release announcing the completion of the acquisition.  Additionally, the Company announced that it has named Gary Johnson as regional president for the Southeastern Georgia Market.  Johnson, with 25 years in banking and a longtime resident of Statesboro, previously was the Chief Credit Officer for Sea Island Bank in Statesboro.  The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits.

99         Press Release dated May 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL GROUP

Date:	May 25, 2010	By:	/s/ T. Heath Fountain
T. Heath Fountain
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit(s)

99	Copy of press release issued by the Company on May 25, 2010.